SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report –  September 8, 2005

(Date of Earliest Event Reported)

COMPUTER HORIZONS CORP.

(Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation or organization)	File Number)

49 Old Bloomfield Avenue

Mountain Lakes, New Jersey  07046-1495

(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2005, Mr. L. White Matthews, III, notified Computer Horizons Corp. (the “Company”) of his intention to resign as a member of the Board of Directors of the Company.  Mr. Matthews was also a member of the Company’s Compensation Committee and Corporate Governance/Nominating Committee.  Mr. Matthews indicated that his decision to resign was the result of his interest in devoting more time to personal and professional commitments and was not the result of any disagreement with the Company or the Board of Directors.

On September 12, 2005, the Company issued a press release announcing Mr. Matthews’ resignation. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Computer Horizons Corp. issued September 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 12, 2005

COMPUTER HORIZONS CORP.

		By:	/s/ William J. Murphy
William J. Murphy
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Computer Horizons Corp. issued September 12, 2005